CONSENT OF CERTIFIED PUBLIC ACOUNTANTS
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The Flag Group, Inc.

     We hereby consent to the use in the Form 10KSB of our report through December 31, 2000, relating to the financial statements of The Flag Group, Inc.

                                             Lazar Levine & Felix, LLP



                                             /s/
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New York, New York
April 3, 2001